Exhibit 99.1

May 2013 Investor Presentation

Slide Show Presentation Recipients of the Slide Show and other interested persons are advised to read all reports and other filings made by Summer with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, including, but not limited to, Summer’s Annual Report on Form 10-K for the year ended December 31, 2012. You can obtain a copy of any of these filings, without charge, by directing a request to Summer Infant, Inc., 1275 Park East Drive, Woonsocket RI 02895, or on the Internet at the SEC’s website, www.sec.gov. Use of Non-GAAP Financial Information This presentation includes certain financial information not derived in accordance with generally accepted accounting principles (“GAAP”). This presentation includes references to EBITDA, which is defined as income before interest and taxes plus depreciation, amortization, deal-related fees and non-cash stock option expense. Summer believes that the presentation of this non-GAAP measure provides information that is useful to investors as it indicates more clearly the ability of Summer’s assets to generate cash sufficient to pay interest on its indebtedness, meet capital expenditure and working capital requirements and otherwise meet its obligations as they become due. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with GAAP. Summer has included a reconciliation of this information to the most comparable GAAP measures in its filings with the Securities and Exchange Commission. 2

Certain statements in this presentation that are not historical fact may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and Summer intends that such forward-looking statements be subject to the safe harbor created thereby. Such forward-looking statements include statements regarding the market position of Summer; the growth prospects of Summer; anticipated sales and operating results; the development of new products; demand for Summer’s products; and Summer’s business strategy. Summer cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the concentration of Summer’s business with retail customers; the ability of Summer to compete in its industry; Summer’s dependence on key personnel; Summer’s reliance on foreign suppliers; the costs associated with pursuing and integrating strategic acquisitions; the costs associated with protecting intellectual property; and other risks as detailed in Summer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and subsequent filings with the Securities and Exchange Commission. The information contained in this presentation is accurate as of the date set forth on the cover page. Summer assumes no obligation to update the information contained in this presentation. Safe Harbor 3

 Global designer, marketer, and distributor of branded juvenile health, safety and wellness products for babies and toddlers aged 0 – 3, sold to multiple channels, including large and mid-size retailers, specialty, home centers, and distributors Company Snapshot Product Innovation & Customer Relationships Drive Summer Infant’s Success 4

Key Strategies to Return to Profitable Growth 5

Launching Innovative Products Driving product differentiation for retail partners Providing “good-better-best” price points Leveraging solidified development team Planning significant new product launches throughout 2013 Focused on core product categories Using Innovation to Win at Retail with Better Selling, Higher Margin Products 6

Launching Innovative Products Monitors Feeding Baby Touch 2 Digital Color Video Monitor baby monitor system Modern touch-screen Control pan and zoom features Unique talk-back option Creating calm natural experiences between mom & baby Tru-Clean Sterilizing System All-in-one design 7

Launching Innovative Products Safety Gear Lil’ Luxuries Baby Bath Quiet, motorized water jet for spa effect Differentiation for retail customers Stylish&Secure Wood & Metal Expansion Gate Extra wide hinged swinging door Pressure mounted 3D Lite stroller Super lightweight, folds compactly Bentwood Collection – Bassinet & High Chair Northern European-inspired design American functionality 8

Launching Innovative Products Furniture Nursery Bryant Simple Adjust Innovation in safety Symphony Bassinet/Crib Innovation in space & value Resting Up napper Insight-based innovation focused on trends SwaddleMe Stages Fashion & function driving multiple purchases 9

Launching Innovative Products Play Island Giggles SuperSeat Three products in one Leveraging winning platforms New Nursery Soothers Plush & electronics combined Significant upside in Play category 10

Building Brands Centered on core brands Concluding license agreements Hired Chief Marketing Officer Focus on first-time prenatal mom Expanded digital presence New e-commerce platform to support consumer relations Brand-specific marketing Public relations Pediatricians & celebrity endorsers Social media 11

Diversifying Customer Base 15% International Sales % of Total 20% Product differentiation by channel Leverage retail relationships and distributors in Canada, UK and Australia Grow with customers globally TRU, Walmart, Target and Mothercare International Target new customers in attractive markets Expand small- to mid-size specialty customer base 12 3% Specialty Sales % of Total 7%

Leveraging Customer Relationships Strategic relationships with key US, Canadian & UK retailers Buying decisions made mid-year for next calendar year Working together to develop product solutions Providing differentiation for greater channel penetration 13

Executing Operational Excellence Ending license programs with Carter’s and Disney to reduce royalty expenses Product line SKU rationalization Down 54% from 2,400 in January 2012 to 1,100 active SKUs in March 2013 Anticipate additional 20 – 25% reduction in 2013 Direct Import program Significantly shorter delivery times All major customers will be converted by end of 2013 Closed PA facility, consolidated “overflow” warehouse in CA; consolidating France warehouse into UK Reduce G&A expenses by 10% YOY in 2013 14

U.S. birth rate increasing after hitting an all-time low in 2011* Industry is estimated to be $12 billion worldwide Consumer focus on quality, safety, innovation and style Strong retailer commitment to juvenile category due to halo effect Market Dynamics Poised to Capitalize on Positive Market Trends 15 *Source: United Nations

Invested in talent across the organization, including new CFO and CMO Strengthened product development team - new products expected in 2H 2013 and beyond Enhanced corporate governance with the addition of two non-executive directors and separation of CEO and chairman roles Improved Management & Governance Executing Strategy to Build Long-Term Shareholder Value 16

Financial Highlights 17

Financial Priorities 18

Revenue & EBITDA (in millions) Focused on rationalizing product lines, while reducing selling and G&A expenses to improve profitability Revenue EBITDA 19 $21.0 $36.0 $52.0 $81.0 $138.0 $153.0 $194.5 $238.2 $247.2 $59.1 $0 $5 $10 $15 $20 $25 $30 $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD 2013

Capitalization Successfully refinanced credit facility in February 2013 Secured $80 million asset-based loan supported by inventory and receivable assets Entered into $15 million term loan Borrowing availability totaled $13.5 million at March 31, 2013 20

Working Capital Management Extending payment terms with majority of suppliers Shortening customer payment terms Increasing direct import programs Implementing integrated ordering process Improving cash position Cost containment initiatives Price increases Tighter controls over promotional costs 21

Working Capital Management 22 ($ in millions)

Bank Debt Balance 23 ($ in millions)

2013 Financial Goals* Improve profitability of sales Reduce selling expenses to ~$6M per quarter and G&A to ~$9M per quarter by year end Deliver $16M EBITDA annualized run rate by year end Effectively manage working capital Continue to reduce debt 24 *For risk factors, please see Safe Harbor on slide 3

Key Strategies to Return to Profitable Growth 25